Guggenheim Funds Trust
702 King Farm Blvd., Suite 200
Rockville, Maryland 20850
Supplement Dated July 30, 2020
to the currently effective Statutory Prospectuses, as supplemented from time to time, for each of the following series of Guggenheim Funds Trust (each, a “Fund” and, collectively, the “Funds”): Guggenheim Diversified Income Fund; Guggenheim Floating Rate Strategies Fund; Guggenheim High Yield Fund; Guggenheim Investment Grade Bond Fund; Guggenheim Limited Duration Fund; Guggenheim Macro Opportunities Fund; Guggenheim Municipal Income Fund; Guggenheim Total Return Bond Fund; and Guggenheim Ultra Short Duration Fund.

This supplement provides updated information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.
Appendix A - Intermediary-Specific Sales Charge Waivers and Discounts is revised to add the following:

Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares

•	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures.

•	All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

Please Retain This Supplement for Future Reference

SUPP-GFT-0720x0121